                                                                    EXHIBIT 10.9

                           THIRD AMENDED AND RESTATED
                             STOCKHOLDERS AGREEMENT


         THIS THIRD AMENDED AND RESTATED STOCKHOLDERS AGREEMENT (the "AGREEMENT") is made and entered into this 21st day of August, 2001, by and among MYOGEN, INC., a Delaware corporation (the "COMPANY"), THOSE CERTAIN HOLDERS OF THE COMPANY'S COMMON STOCK LISTED ON EXHIBIT A hereto (the "KEY STOCKHOLDERS") and THE PERSONS AND ENTITIES LISTED ON EXHIBIT B hereto (the "INVESTORS" and, together with the Key Stockholders, the "STOCKHOLDERS"). All terms not otherwise defined herein shall have the meaning ascribed to them in that certain Third Amended and Restated Investor Rights Agreement of even date herewith.

                                   WITNESSETH

         WHEREAS, the Key Stockholders are the beneficial owners of an aggregate of 3,651,013 shares of the Common Stock of the Company;

         WHEREAS, the Company sold shares of Series A Preferred Stock (the "SERIES A STOCK") to certain Investors pursuant to the Series A Preferred Stock Purchase Agreement dated September 23, 1998;

         WHEREAS, the Company sold shares of its Series C Preferred Stock (the "SERIES C STOCK") to certain Investors pursuant to the Series C Preferred Stock Purchase Agreement dated November 23, 1999;

         WHEREAS, the Company proposes to sell shares of its Series D Preferred Stock (the "SERIES D STOCK," and together with the Series A Stock and Series C Stock, the "SENIOR PREFERRED") to certain Investors pursuant to the Series D Preferred Stock Purchase Agreement (the "PURCHASE AGREEMENT") of even date herewith (the "FINANCING");

         WHEREAS, the Company granted voting rights and certain other rights pursuant to that certain Second Amended and Restated Shareholders Agreement, dated November 23, 1999 (the "PRIOR AGREEMENT"); and

         WHEREAS, in connection with the consummation of the Financing, the Company, the Key Stockholders and the Investors have agreed to provide for the future voting of their shares of the Company's capital stock as set forth below and the Company and the parties to the Prior Agreement are willing to amend the right given to them pursuant to the Prior Agreement by replacing such rights in their entirety with the rights set forth in this Agreement.

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE 1

                                     VOTING

         1.1 COMMON SHARES; INVESTOR SHARES.

                  (a) The Key Stockholders each agree to hold all shares of voting capital stock of the Company registered in their respective names or beneficially owned by them as of the date hereof, and any and all other securities of the Company legally or beneficially acquired by each of the Key Stockholders after the date hereof, (hereinafter collectively referred to as the "COMMON SHARES") subject to, and to vote the Common Shares in accordance with, the provisions of this Agreement.

                  (b) The Investors each agree to hold all shares of voting capital stock of the Company now owned or hereinafter acquired by them (including but not limited to all shares of Common Stock issued upon conversion of the Senior Preferred) registered in their respective names or beneficially owned by them as of the date hereof (and any and all other securities of the Company legally or beneficially acquired by each of the Investors after the date hereof) (hereinafter collectively referred to as the "INVESTOR SHARES") subject to, and to vote the Investor Shares in accordance with, the provisions of this Agreement.

         1.2 VOTING. From and after the date hereof and until this Agreement is terminated as specified by Article 2, each Stockholder will vote all of his, her or its voting securities of the Company (the "STOCKHOLDER SHARES") and take all other necessary or desirable actions within his, her or its control (whether in the capacity of stockholder, director, member of the executive committee or officer of the Company or otherwise), in order to accomplish the following:

                           (i) Cause the Board to consist of not more than eight
(8) members (except if such increase is approved by the requisite vote of stockholders of the Company in accordance with Article III, Section C(2)(b)(viii) of the Company's Restated Certificate of Incorporation in effect on the date hereof, as may be amended from time to time) with no Board Committee having all the authority of the Board; and

                           (ii) If necessary for the election of such
individuals to the Board, vote all of his, her or its Stockholder Shares in favor of the following persons:

                                    (1) two (2) people (each a "COMMON
DESIGNEE") designated by the Key Stockholders holding a majority of the Common Shares held by the Key Stockholders, one of whom shall be the chief executive officer of the Company (the Common Designees shall initially be J. William Freytag and Michael Bristow).

                                    (2) one (1) person (the "SERIES A DESIGNEE")
designated by the Stockholders holding a majority of the Series A Stock (the Series A Designee shall initially be Dan Mitchell).

                                    (3) two (2) people (each a "SERIES C
DESIGNEE") designated by the Stockholders holding a majority of the Series C Stock (the Series C Designees shall initially be Sigrid Van Bladel and Arnold L. Oronsky).

                                    (4) three (3) people (each a "SERIES D
DESIGNEE") designated by the Stockholders holding a majority of the Series D Stock, one of whom shall be nominated by J.P. Morgan Partners (SBIC), LLC or its affiliates (the "J.P. MORGAN NOMINEE") and one of whom shall be an experienced pharmaceutical executive. The J.P. Morgan Nominee shall initially be Rodney Ferguson, and the other two Series D Designees shall be selected after the date of the Financing.

         1.3 REMOVAL. No director designated and elected as provided in Section
1.2 may be removed without the written consent of such Stockholders as are entitled to designate and elect such director under Section 1.2, and any vote taken to fill any vacancy created by the resignation, removal or death of a director elected pursuant to Section 1.2 shall also be subject to the provisions of Section 1.2.

         1.4 EXPENSES. The Company agrees to reimburse the designated directors for all reasonable travel expenses incurred by such directors in connection with any Board of Directors meetings.

         1.5 DRAG-ALONG RIGHTS. In the event that the Board of Directors of the Company and the holders of a majority of the Stockholder Shares (the "REQUISITE HOLDERS"), approve an Acquisition or Asset Transfer, as defined in the Company's Restated Certificate of Incorporation, as in effect on the date hereof (an "APPROVED Sale"), whether by means of a merger, consolidation, or sale of stock or assets, or otherwise (each, a "SALE OF THE COMPANY"), all Stockholders shall consent to and raise no objections against the Approved Sale, and if the Approved Sale is structured as (i) a merger or consolidation of the Company, or a sale of all or substantially all of the Company's assets, each Stockholder shall waive any dissenters' rights, appraisal rights or similar rights in connection with such merger, consolidation or asset sale or (ii) a sale of the stock of the Company, each Stockholder shall agree to sell his or its Stockholder Shares on the terms and conditions approved by the Requisite Holders; provided that:

                           (i) such terms do not provide that the Stockholders
would receive less than the amount that would be distributed to such Stockholders in the event the proceeds of the Sale of the Company were distributed in accordance with the Company's Restated Certification of Incorporation;

                           (ii) if any Stockholder is given an option as to the
form and amount of consideration to be received, all Stockholders will be given the same option; and

                           (iii) no Stockholder shall be obligated to make any
out-of-pocket expenditure prior to the consummation of the Approved Sale (excluding modest expenditures for its or his own postage, copies, etc. and the fees and expenses of its or his own counsel retained by it), and no Stockholder shall be obligated to pay more than its, her or his pro rata share (based upon the number of shares of capital stock held by such Stockholder) of reasonable expenses incurred in connection with such Approved Sale to the extent such costs are incurred for the benefit of all Stockholders and are not otherwise paid by the Company or the acquiring party (costs incurred by or on behalf of a Stockholder for its or his sole benefit will not be considered costs of the transaction hereunder).

         1.6 LEGEND.

                  (a) Concurrently with the execution of this Agreement, there shall be imprinted or otherwise placed, on certificates representing the Common Shares and the Investor Shares the following restrictive legend (the "LEGEND"):

                  "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF A STOCKHOLDERS AGREEMENT WHICH PLACES CERTAIN RESTRICTIONS ON THE VOTING OF THE SHARES REPRESENTED HEREBY. ANY PERSON ACCEPTING ANY INTEREST IN SUCH SHARES SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL THE PROVISIONS OF SUCH AGREEMENT. A COPY OF SUCH STOCKHOLDERS AGREEMENT WILL BE FURNISHED TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE UPON WRITTEN REQUEST TO MYOGEN, INC., AT ITS PRINCIPAL PLACE OF BUSINESS."

                  (b) The Company agrees that, during the term of this Agreement, it will not remove, and will not permit to be removed (upon registration of transfer, reissuance or otherwise), the Legend from any such certificate and will place or cause to be placed the Legend on any new certificate issued to represent Common Shares or Investor Shares theretofore represented by a certificate carrying the Legend.

         1.7 SUCCESSORS. Prior to transferring any Common Shares or Investor Shares to any person the transferring Stockholder will cause the prospective transferee to execute and deliver to the Company and to the other Stockholders an agreement similar to this Agreement in form and substance. The provisions of this Agreement shall be binding upon the successors in interest to any of the Common Shares or Investor Shares. The Company shall not permit the transfer of any of the Common Shares or Investor Shares on its books or issue a new certificate representing any of the Common Shares or Investor Shares unless and until the person to whom such security is to be transferred shall have executed a written Agreement, substantially in the form of this Agreement, pursuant to which such person becomes a party to this Agreement and agrees to be bound by all the provisions hereof as if such person were a Key Stockholder or Investor, as applicable.

         1.8 OBSERVER. CMEA Life Sciences Fund, L.P. ("CMEA") may have one representative attend meetings of the Company's Board of Directors in a non-voting capacity; provided that such CMEA representative signs the Company's form non-disclosure agreement in the form provided by the Company not to disclose the matters discussed at such meetings, and that the Company shall have the right to exclude such representative from a portion of any meeting as the Company and its counsel reasonably deems necessary to protect the Company's attorney-client privilege.

         1.9 OTHER RIGHTS. Except as provided by this Agreement, each Key Stockholder and Investor shall exercise the full rights of a stockholder of the Company with respect to the Common Shares and the Investor Shares, respectively.

                                   ARTICLE 2

                                   TERMINATION

         2.1 This Agreement shall continue in full force and effect from the date hereof through the earliest of the following dates, on which it shall terminate in its entirety:

                  (a) the date of the closing of a firm commitment underwritten public offering of the Company's Common Stock registered under the Securities Act of 1933, as amended, which results in the Senior Preferred being converted into Common Stock;

                  (b) the date of the closing of a merger, reorganization or consolidation of the Company in which the holders of outstanding voting securities of the Company immediately prior to such merger, reorganization or consolidation do not hold a majority of the voting securities of the surviving entity outstanding immediately after such merger, reorganization or consolidation other than the Financing;

                  (c) ten (10) years from the date of this Agreement; or

                  (d) the date as of which the parties hereto terminate this Agreement by written consent of a majority in interest of the Investors and a majority in interest of the Key Stockholders; provided, however, that in the event at least sixty-five percent (65%) of the outstanding shares of Senior Preferred voting together as a class (on an as-if converted to Common Stock basis) exercises the redemption right set forth in Section 5 of the Company's Restated Certificate of Incorporation dated as of the date hereof, this Agreement shall terminate on the thirtieth (30th) day after the date of the Notice described in Section 5 of the Company's Restated Certificate of Incorporation; provided that this Agreement shall not terminate until the Company has redeemed at least 65% of the Senior Preferred subject to such redemption pursuant to the terms of the Restated Certificate of Incorporation.

                                   ARTICLE 3

                                  MISCELLANEOUS

         3.1 AMENDMENT AND RESTATEMENT OF PRIOR AGREEMENT. All of the undersigned parties who were parties to the Prior Agreement and who constitute the requisite parties to amend the Prior Agreement hereby, on behalf of themselves and all others, agree that the Prior Agreement is null and void and superseded in all respects by this Agreement.

         3.2 OWNERSHIP. Each Key Stockholder represents and warrants to the Investors that (a) he or it now owns the Common Shares, free and clear of liens or encumbrances, and has not, prior to or on the date of this Agreement, executed or delivered any proxy or entered into any other voting agreement or similar arrangement other than one which has expired or terminated prior to the date hereof, and (b) such Key Stockholder has full power and capacity to execute, deliver and perform this Agreement which has been duly executed and delivered by, and evidences the valid and binding obligation of, such Key Stockholder enforceable in accordance with its terms.

         3.3 FURTHER ACTION. If and whenever the Common Shares are sold, the Key Stockholders or the personal representative of the Key Stockholders shall do all things and execute and deliver all documents and make all transfers, and cause any transferee of the Common Shares to do all things and execute and deliver all documents, as may be necessary to consummate such sale consistent with this Agreement.

         3.4 SPECIFIC PERFORMANCE. The parties hereto hereby declare that it is impossible to measure in money the damages which will accrue to a party hereto or to their heirs, personal representatives, or assigns by reason of a failure to perform any of the obligations under this Agreement and agree that the terms of this Agreement shall be specifically enforceable. If any party hereto or his heirs, personal representatives, or assigns institute any action or proceeding to specifically enforce the provisions hereof, any person against whom such action or proceeding is brought hereby waives the claim or defense therein that such party or such personal representative has an adequate remedy at law, and such person shall not offer in any such action or proceeding the claim or defense that such remedy at law exists.

         3.5 GOVERNING LAW. This Agreement, and the rights of the parties hereto, shall be governed by and construed in accordance with the laws of the State of Colorado as such laws apply to agreements among Colorado residents made and to be performed entirely within the State of Colorado.

         3.6 AMENDMENT. No modification, amendment or waiver of any provision of this Agreement will be effective unless approved in a writing signed by the Company, of Sixty-Five percent (65%) in interest of the Investors and a majority in interest of the Key Stockholders; provided, however, that notwithstanding the foregoing, any provision of Section 1.2(ii)(4) regarding J.P. Morgan Partners
(SBIC), LLC or its affiliates shall not be amended or waived without the written consent of J.P. Morgan Partners (SBIC), LLC. The failure of any party to enforce any of the provisions of this Agreement will in no way be construed as a waiver of such provision and will not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

         3.7 SEVERABILITY. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision and this Agreement shall be reformed, construed and enforced as if such invalid, illegal or unenforceable provision had never been contained herein.

         3.8 SUCCESSORS. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, successors, assigns, administrators, executors and other legal representatives.

         3.9 ADDITIONAL SHARES. In the event that subsequent to the date of this Agreement any shares or other securities (other than any shares or securities of another corporation issued to the Company's stockholders pursuant to a plan of merger) are issued on, or in exchange for, any of the Common Shares or Investor Shares by reason of any stock dividend, stock split, consolidation of shares, reclassification or consolidation involving the Company, such shares or securities shall be deemed to be Common Shares or Investor Shares, as the case may be, for purposes of this Agreement.

         3.10 ADDITIONAL INVESTORS. Notwithstanding anything to the contrary contained herein, if the Company shall issue additional shares of its Series D Stock pursuant to the Purchase Agreement, any purchaser of such shares of Series D Stock may become a party to this Agreement by executing and delivering an additional counterpart signature page to this Agreement and shall be deemed an "INVESTOR" and a party hereunder.

         3.11 ATTORNEYS' FEES. In the event that any suit or action is instituted to enforce any provision in this Agreement, the prevailing party shall be entitled to all costs and expenses of maintaining such suit or action, including reasonable attorneys' fees.

         3.12 ENTIRE AGREEMENT. Except as otherwise expressly set forth herein, this document embodies the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representation by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

         3.13 NOTICE. Any notice provided for in this Agreement must be in writing and must be either personally delivered or mailed first class to the recipient at the address indicated by the Company's records, or at such address or the attention of such other person as the recipient party has specified by prior written notice to the sending party.

         3.14 RELIANCE. The Stockholders may rely upon written notice from the group or entity named in subsection 1.2 with respect to the identity of the person designated by such entity or group to serve on the Board pursuant to subsection 1.2. Each entity or group entitled to designate a director agrees to provide such notice in good faith immediately upon request.

         3.15 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which will be deemed an original but all of which together shall constitute one and the same agreement.

              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have executed this THIRD AMENDED AND RESTATED STOCKHOLDERS AGREEMENT as of the date first above written.


COMPANY:                                      INVESTORS:

MYOGEN, INC.                                  SEQUEL LIMITED PARTNERSHIP

                                              By: Sequel Venture Partners, LLC
By: /s/ J. William Freytag                        its General Partner
    -------------------------------------
    J. William Freytag
    President and Chief Executive Officer     By: /s/ Dan Mitchell
                                                  ------------------------------
                                                  General Partner

KEY STOCKHOLDERS:                             SEQUEL EURO LIMITED PARTNERSHIP

                                              By: Sequel Venture Partners, LLC
/s/ Michael R. Bristow                            its General Partner
-----------------------------------------
Michael R. Bristow

SAVACOR TRUST                                 By: /s/ Dan Mitchell
                                                  ------------------------------
                                                  Manager

By: /s/ Michael R. Bristow                    CROSSPOINT VENTURE PARTNERS 1997
-----------------------------------------

INVESTOCOR TRUST
                                              By: /s/ Don Milder
                                                  ------------------------------
                                                  General Partner
By: /s/ Michael R. Bristow
-----------------------------------------

                                              INTERWEST PARTNERS VI, LP
/s/ Michael Juliano
-----------------------------------------     By: /s/ Arnold Oronsky
Michael Juliano                                   ------------------------------
                                                  General Partner


/s/ Leslie A. Leinwand
-----------------------------------------
Leslie A. Leinwand

                                              INTERWEST INVESTORS VI, LP
/s/ M. Benjamin Perryman
-----------------------------------------
M. Benjamin Perryman                          By: /s/ Arnold Oronsky
                                                  ------------------------------
                                                  General Partner

/s/ Milton Levin
-----------------------------------------
Milton Levin


/s/ Frank Stewart
-----------------------------------------
Frank Stewart


                             STOCKHOLDERS AGREEMENT

/s/ J. William Freytag
-----------------------------------------
J. William Freytag

                                              NEW ENTERPRISE ASSOCIATES 9,
                                              LIMITED PARTNERSHIP

/s/ Joseph L. Turner
-----------------------------------------
Joseph L. Turner                              By: NEA Partners 9, Limited
                                                  Partnership

By:                                           /s/ C. Richard Kramlich
                                              ----------------------------------
/s/ John R. Julian                            C. Richard Kramlich
-----------------------------------------     General Partner
John R. Julian

                                              NEA PRESIDENTS FUND, L.P.

/s/ Ellen Leigh Curtin
-----------------------------------------
Ellen Leigh Curtin                            By: NEA General Partners, L.P.

                                              By: /s/ C. Richard Kramlich
                                              ----------------------------------
                                              General Partner -
                                              C. Richard Kramlich
/s/ Richard J. Gorczynski
-----------------------------------------
Richard J. Gorczynski

                                              NEA VENTURES 1999, LIMITED
                                              PARTNERSHIP
/s/ Gordon Van Dusen
-----------------------------------------
Gordon Van Dusen                              By: /s/ Jacqueline Myers
                                                  ------------------------------
                                                  Vice President -
                                                  Jacqueline Myers


/s/ Eric N. Olson                             NEW VENTURE PARTNERS IV L.P.
-----------------------------------------
Eric N. Olson
                                              By: /s/
                                                  ------------------------------

                                              By: /s/
                                                  ------------------------------

                                              CMEA LIFE SCIENCES FUND, L.P.

                                              By: /s/ Thomas R. Baruch
                                                  ------------------------------
                                                  General Partner


                             STOCKHOLDERS AGREEMENT

                                              J.P. MORGAN PARTNERS (SBIC), LLC

                                              By: /s/ Rodney A. Ferguson
                                                  ------------------------------

                                              Its: Managing Director
                                                   -----------------------------


                                              NEW ENTERPRISE ASSOCIATES 10,
                                              LIMITED PARTNERSHIP

                                              By: NEA Partners 10, Limited
                                                  Partnership

                                              By: /s/ C. Richard Kramlich
                                                  ------------------------------
                                                  C. Richard Kramlich -
                                                  General Partner

                                              J.P. MORGAN SECURITIES INC.

                                              By: /s/ James F. Zanze
                                                  ------------------------------

                                              Its: Managing Director
                                                   -----------------------------


                                              BVCF IV, L.P.

                                              By: J.W. Puth Associates, LLC,
                                                  its General Partner

                                              By: Brinson Venture Management,
                                                  LLC, its Attorney-in-fact

                                              By: Adams Street Partners, LLC,
                                                  as its Administrative Member

                                              By: /s/ Terry Gould
                                                  ------------------------------
                                                  Terry Gould
                                                  Partner



                                              INTERWEST PARTNERS VIII, LP

                                              By: InterWest Management Partners
                                                  VIII, LLC, its general partner

                                              By: /s/ Arnold Oronsky
                                                  ------------------------------


                             STOCKHOLDERS AGREEMENT

                                              INTERWEST INVESTORS VIII, LP

                                              By: InterWest Management Partners
                                                  VIII, LLC, its general partner

                                              By: /s/ Arnold Oronsky
                                                  ------------------------------


                                              INTERWEST INVESTORS Q VIII, LP

                                              By: InterWest Management Partners
                                                  VIII, LLC, its general partner

                                              By: /s/ Arnold Oronsky
                                                  ------------------------------


                                              PACIFIC RIM LIFE SCIENCE NO. 1
                                              INVESTMENT PARTNERSHIP

                                              By: Pacific Rim Life Science
                                                  No. 1/2 Investment
                                                  Partnership, its general
                                                  partner

                                              By: /s/ Masahiro Michishita
                                                  ------------------------------
                                                  Masahiro Michishita, M.D.,
                                                  Ph.D., Managing General
                                                  Partner


                                              PACIFIC RIM LIFE SCIENCE NO. 2
                                              INVESTMENT PARTNERSHIP

                                              By: Pacific Rim Life Science
                                                  No. 1/2 Investment
                                                  Partnership, its general
                                                  partner

                                              By: /s/ Masahiro Michishita
                                                  ------------------------------
                                                  Masahiro Michishita, M.D.,
                                                  Ph.D., Managing General
                                                  Partner


                                              HFM CHARITABLE REMAINDER TRUST

                                              By: /s/ Roy M. Jones
                                                  ------------------------------
                                                  Roy M. Jones, Authorized Agent


                             STOCKHOLDERS AGREEMENT

                                              MONTAGU NEWHALL GLOBAL PARTNERS LP

                                              By: /s/ C. Ashton Newhall
                                                  ------------------------------

                                              Name: Ashton Newhall
                                                    ----------------------------

                                              Title: General Partner
                                                     ---------------------------


                                              /s/ David N. Low, Jr.
                                              ----------------------------------
                                              David N. Low, Jr.


                                              /s/ Jim F. Zanze
                                              ----------------------------------
                                              Jim F. Zanze

                                              /s/ Philippe McAuliffe
                                              ----------------------------------
                                              Philippe McAuliffe


                                              /s/ Mike Gaito
                                              ----------------------------------
                                              Mike Gaito


                             STOCKHOLDERS AGREEMENT

                                              CHINA DEVELOPMENT INDUSTRIAL
                                              BANK INC.

                                              By: CHINA DEVELOPMENT INDUSTRIAL
                                                  BANK INC.


                                              By: /s/ Tai-ying Liu
                                                  ------------------------------
                                                  Tai-ying Liu, Chairman & CEO


                             STOCKHOLDERS AGREEMENT

                                              PERSEUS-SOROS BIOPHARMACEUTICAL
                                              FUND, LP

                                              By: Perseus-Soros Partners, LLC,
                                                  General Partner

                                                  By: SFM Participation, LP,
                                                      Member

                                                  By: SFM AH, Inc., General
                                                      Partner

                                                  /s/ Richard D. Holahan, Jr.
                                                  ------------------------------
                                                  By: Richard D. Holahan, Jr.
                                                  Title: Secretary


                             STOCKHOLDERS AGREEMENT

                                              HUNT VENTURES, L.P.


                                              By: /s/ J. Fulton Murray III
                                                  ------------------------------

                                              Name: J. Fulton Murray, III
                                                    ----------------------------

                                              Title: Managing Director


                                              SILICON VALLEY BANCVENTURES, L.P.

                                              By: Silicon Valley BancVentures,
                                                  Inc., Its General Partner

                                              By: /s/ Greg Becker
                                                  ------------------------------
                                              Name: Greg Becker
                                                    ----------------------------
                                              Title: Investment Manager
                                                     ---------------------------



                             STOCKHOLDERS AGREEMENT

                                              Pacific Rim Capital LLC

                                              /s/ T. Chester Wang
                                              ----------------------------------
                                              T. Chester Wang, Manager


                                              /s/ James Margolis, MD
                                              ----------------------------------
                                              James Margolis, MD


                                              THOMAS J. TOY & CONSTANCE K. TOY,
                                              JTWROS

                                              /s/ Thomas J. Toy
                                              ----------------------------------
                                              Thomas J. Toy

                                              /s/ Constance K. Toy
                                              ----------------------------------
                                              Constance K. Toy


                                              /s/ Walter M. Narajowski
                                              ----------------------------------
                                              Walter M. Narajowski

                                              DIECK-MCGURK AND ASSOCIATES, LP


                                              By: /s/ Ronald Dieck
                                              ----------------------------------
                                              Ronald Dieck, General Partner


                                              /s/ Daniel Ruben
                                              ----------------------------------
                                              Daniel Ruben


                                              /s/ David Pflueger
                                              ----------------------------------
                                              David Pflueger


                                              /s/ James Larrick
                                              ----------------------------------
                                              James Larrick



                             STOCKHOLDERS AGREEMENT

                                    EXHIBIT A

                            LIST OF KEY STOCKHOLDERS


Michael R. Bristow

Savacor Trust

InvestoCor Trust

Michael Juliano

Milton Levin

Leslie A. Leinward

M. Benjamin Perryman

Frank Stewart

J. William Freytag

Joseph L. Turner

John R. Julian

Ellen Leigh Curtin

Richard J. Gorczynski

Gordon Van Dusen

Eric N. Olson

                                    EXHIBIT B

                                LIST OF INVESTORS


Sequel Limited Partnership
4430 Arapahoe Avenue, Suite 220
Boulder, CO 80303

Sequel Euro Limited Partnership
4430 Arapahoe Avenue, Suite 220
Boulder, CO 80303

Crosspoint Venture Partners 1997
18552 MacArthur Blvd., Suite 400
Irvine, CA 92612

InterWest Partners VI, L.P.
3000 Sand Hill Road
Building 3, Suite 255
Menlo Park, CA 94025

InterWest Investors VI, L.P.
3000 Sand Hill Road
Building 3, Suite 255
Menlo Park, CA 94025

New Enterprise Associates 9, Limited Partnership
1119 St. Paul Street
Baltimore, MD 21202
Attn: Gene Trainor

NEA Presidents Fund, L.P.
1119 St. Paul Street
Baltimore, MD 21202
Attn: Gene Trainor

NEA Ventures 1999, Limited Partnership
1119 St. Paul Street
Baltimore, MD 21202
Attn: Gene Trainor

New Venture Partners IV L.P.
1119 St. Paul Street
Baltimore, MD 21202

CMEA Life Sciences Fund, L.P.
One Embarcadero Center, Suite 3250
San Francisco, CA  94111
Attn: Meryl L. Schreibstein

J.P. Morgan Partners (SBIC), LLC
50 California Street, Suite 2940
San Francisco, CA 94111
Attn: Rod Ferguson

With a copy to:

J.P. Morgan Partners
Official Notices Clerk
1221 Avenue of the Americas
New York, NY 10020
Facsimile: (212) 899-3401

and

J.P. Morgan Partners (SBIC), LLC
50 California Street, Suite 2940
San Francisco, CA 94111
Attn: Shannon Horton

New Enterprise Associates 10, Limited Partnership
1119 St. Paul Street
Baltimore, MD 21202
Attn: Gene Trainor

J.P. Morgan Securities Inc.
c/o Kathy Choi
225 Bush St., 4th Floor
San Francisco, CA 94104

BVCF IV, L.P.
c/o Adams Street Partners, LLC
209 South LaSalle Street
Chicago, IL 60604
Attn: Craig S. Taylor, Ph.D.

InterWest Partners VIII, L.P.
3000 Sand Hill Road
Building 3, Suite 255
Menlo Park, CA 94025
Attn: Arnold L. Oronsky

InterWest Investors VIII, L.P.
3000 Sand Hill Road
Building 3, Suite 255
Menlo Park, CA 94025
Attn: Arnold L. Oronsky

InterWest Investors Q VIII, L.P.
3000 Sand Hill Road
Building 3, Suite 255
Menlo Park, CA 94025
Attn: Arnold L. Oronsky

Pacific Rim Life Science No.1 Investment Partnership
(C/O) Pacific Rim Ventures Co., Ltd.
2nd Floor, Green Plaza
3-7-20 Komazawa, Setagaya-ku
Tokyo 154-0012, Japan

Pacific Rim Life Science No.2 Investment Partnership
(C/O) Pacific Rim Ventures Co., Ltd.
2nd Floor, Green Plaza
3-7-20 Komazawa, Setagaya-ku
Tokyo 154-0012, Japan

Both care of:
Daisuke Takahashi, Vice President, Pacific Rim Ventures Co., Ltd.
2nd Floor, Green Plaza
3-7-20 Komazawa, Setagaya-ku
Tokyo 154-0012, Japan
TEL: 81-3-5779-6752
FAX: 81-3-5779-6753
dta@pacificrim-ventures.com

HFM Charitable Remainder Trust
3060 Peachtree Road NW
Nineteenth Floor
Atlanta, GA  30305
Attn: Roy M. Jones

Montagu Newhall Global Partners LP
52 Upper Brook Street
London W1K 2BU
Attention: Rupert Montagu

David N. Low, Jr
21 Deer Park Drive
Greenwich, CT 06831

Jim Zanze
2371 Broadway
San Francisco, CA. 94115

Philippe McAuliffe
19 East 7th St., Apt. 4
New York, NY 10003

Mike Gaito
95 Horatio Street, Apt. 4C
New York, NY 10014

China Development Industrial Bank Inc.
125 Naking East Road Section 5
Overseas Business Department
Taipei, 105
Taiwan
Attn: Claire Tsai, Assistant Manager

Perseus-Soros Biopharmaceutical Fund, LP
888 Seventh Avenue, 29th Floor
New York, NY  10106
Attn: Steve Elms
      Andrew N. Schiff

with a copy to:

Perseus-Soros Biopharmaceutical Fund, L.P.
c/o Soros Fund Management LLC
888 Seventh Avenue, 31st Floor
New York, NY 10106
Attention: Richard D. Holahan, Jr., Esq.

and

Paul, Weiss, Rifkind, Wharton & Garrison
1285 Avenue of the Americas
New York, New York 10019-6064
Attention: Bruce A. Gutenplan, Esq.

Hunt Ventures, L.P.
Suite 1500
1445 Ross Avenue
Dallas, TX  75202
Attn: Fulton Murray
      Tom Hurtekant, Esq.

Silicon Valley BancVentures L.P.
c/o
Silicon Valley BancVentures, Inc.
Attn: Greg Becker
3000 Sand Hill Road
Building 1, Suite 200
Menlo Park, CA 94025

T. Chester Wang
c/o Acorn Campus LLC
6 Results Way
Cupertino, CA 95014

James Margolis, MD
4701 Meridian Avenue
Suite 440, Adams Building
Miami Beach, FLA 33140

Thomas J. Toy & Constance K. Toy, JTWROS
331 Parrott Drive
San Mateo, CA 94402

Walter M. Narajowski
84 Blue Lagoon
Laguna Beach, Ca. 92651

Dieck-McGurk and Associates, LP
335 Lowell Avenue
Palo Alto, CA  94301
Attn: Ron Dieck and Erin McGurk

Daniel Ruben
15233 Camarillo St.
Sherman Oaks, CA 91403

David Pflueger
Pluris Healthcare Systems
16596 W. Bayaud Dr.
Golden, CO 80401

James Larrick
Panorama Research
2462 Wyandotte
Mt. View, CA 94043

                                  MYOGEN, INC.

                             FIRST AMENDMENT TO THE
                THIRD AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

         Pursuant to Section 3.6 of the Third Amended and Restated Stockholders Agreement, by and among Myogen, Inc. (the "Company") and the Investors and Key Stockholders named therein, dated as of August 21, 2001 (the "Agreement"), the Company and each of the undersigned Investors and Key Stockholders hereby agree, effective as of this 20th day of December, 2001 to the amendment (the "Amendment") set forth below. Capitalized terms used but not defined herein have the meanings given them in the Agreement.

                                    RECITALS

         A. In connection with the sale and issuance of additional shares of its Series D Preferred Stock pursuant to that certain Series D Preferred Stock Purchase Agreement, dated August 21, 2001, as amended on November 2, 2001, the Company wishes amend Section 1.2 (ii)(4) of the Agreement to provide that representative of Perseus Soros as a Series D Designee to its Board of Directors.

                                    AGREEMENT

            The parties to the Agreement hereby agree as follows:

         1. Section 1.2(ii)(4) of the Agreement is hereby amended and restated to read in its entirety as set forth below:

                  "(4) three (3) people (each a "SERIES D DESIGNEE") designated by the Stockholders holding a majority of the Series D Stock, one of whom shall be nominated by J.P. Morgan Partners (SBIC), LLC or its affiliates (the "J.P. MORGAN NOMINEE"), one of whom shall be nominated by Perseus Soros (the "PERSEUS SOROS NOMINEE") and one of whom shall be an experienced pharmaceutical executive. The J.P. Morgan Nominee shall initially be Rodney Ferguson, the Perseus Soros Nominee shall initially be Andrew N. Schiff, M.D. and the other Series D Designee shall be selected after the date of the Financing."

         2. This Amendment may be executed in any number of counterparts, each of which may be executed by less than all of the parties hereto and each of which shall constitute one and the same instrument.

         3. The undersigned Purchasers consent to a restatement of the Agreement to incorporate this Amendment.

         4. This Amendment shall be effective upon its execution by the Company and the holders of sixty-five percent (65%) in interest of the Investors and a majority in interest of the Key Stockholders.

         5. The Amendment shall be governed and construed in accordance with the laws of the State of Colorado as though made solely among residents of the State of Colorado without regard to conflicts of law principals.

         IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to the Third Amended and Restated Stockholders Agreement as of the date set forth in the first paragraph above.


COMPANY:                                      INVESTORS:

MYOGEN, INC.                                  SEQUEL LIMITED PARTNERSHIP

                                              By: Sequel Venture Partners, LLC
By: /s/ J. William Freytag                        its General Partner
    -------------------------------------
    J. William Freytag
    President and Chief Executive Officer     By: /s/ Dan Mitchell
                                                  ------------------------------
                                                  General Partner

KEY STOCKHOLDERS:                             SEQUEL EURO LIMITED PARTNERSHIP

                                              By: Sequel Venture Partners, LLC
/s/ Michael R. Bristow                            its General Partner
----------------------------------------
Michael R. Bristow

SAVACOR TRUST                                 By: /s/ Dan Mitchell
                                                  ------------------------------
                                                  Manager

By: Michael R. Bristow                        CROSSPOINT VENTURE PARTNERS 1997
    ------------------------------------

INVESTOCOR TRUST
                                              By: /s/ Don Milder
                                                  ------------------------------
                                                  General Partner
By: Michael R. Bristow
    ------------------------------------

                                              INTERWEST PARTNERS VI, LP
/s/ Michael Juliano
---------------------------------------
Michael Juliano                               By: /s/ Arnold Oronsky
                                                  ------------------------------
                                                  General Partner

/s/ Leslie A. Leinwand
---------------------------------------
Leslie A. Leinwand


/s/ M. Benjamin Perryman                      INTERWEST INVESTORS VI, LP
---------------------------------------
M. Benjamin Perryman
                                              By: /s/ Arnold Oronsky
                                                  ------------------------------
                                                  General Partner
/s/
---------------------------------------
Milton Levin


/s/ Frank Stewart
---------------------------------------
Frank Stewart


                       FIRST AMENDMENT TO THE MYOGEN, INC.
                THIRD AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

/s/ J. William Freytag
---------------------------------------
J. William Freytag

                                              NEW ENTERPRISE ASSOCIATES 9,
                                              LIMITED PARTNERSHIP
/s/ Joseph L. Turner
---------------------------------------
Joseph L. Turner                              By: NEA Partners 9, Limited
                                                  Partnership

                                              By: /s/ C. Richard Kramlich
                                                  ------------------------------
/s/ John R. Julian                                C. Richard Kramlich
---------------------------------------           General Partner
John R. Julian

                                              NEA PRESIDENTS FUND, L.P.

/s/ Ellen Leigh Curtin
---------------------------------------
Ellen Leigh Curtin                            By: NEA General Partners, L.P.

                                              By: /s/ C. Richard Kramlich
                                                  ------------------------------
                                                  General Partner -
                                                  C. Richard Kramlich
/s/ Richard J. Gorczynski
---------------------------------------
Richard J. Gorczynski
                                              NEA VENTURES 1999, LIMITED
                                              PARTNERSHIP
/s/ Gordon Van Dusen
---------------------------------------
Gordon Van Dusen                              By: /s/ Jacqueline Myers
                                                  ------------------------------
                                                  Vice President -
                                                  Jacqueline Myers

                                              NEW VENTURE PARTNERS IV L.P.
/s/ Eric N. Olson
---------------------------------------
Eric N. Olson                                 By:
                                                  ------------------------------

                                              By:
                                                  ------------------------------


                                              CMEA LIFE SCIENCES FUND, L.P.

                                              By: /s/ Thomas R. Baruch
                                                  ------------------------------
                                                  General Partner



                       FIRST AMENDMENT TO THE MYOGEN, INC.
                THIRD AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

                                                  J.P. MORGAN PARTNERS (SBIC),
                                                  LLC

                                                  By: /s/ Rodney A. Ferguson
                                                      -------------------------

                                                  Its: Managing Director
                                                       -------------------------

                                                  NEW ENTERPRISE ASSOCIATES 10,
                                                  LIMITED PARTNERSHIP

                                                  By: NEA Partners 10, Limited
                                                      Partnership

                                                  By: /s/ C. Richard Kramlich,
                                                      --------------------------
                                                  C. Richard Kramlich, General
                                                  Partner

                                                  J.P. MORGAN SECURITIES INC.

                                                  By: /s/ James F. Zanze
                                                      --------------------------

                                                  Its: Managing Director
                                                       -------------------------


                                                  BVCF IV, L.P.

                                                  By: J.W. Puth Associates, LLC,
                                                      its General Partner

                                                  By: Brinson Venture
                                                      Management, LLC, its
                                                      Attorney-in-fact

                                                  By: Adams Street Partners,
                                                      LLC, as its Administrative
                                                      Member

                                                  By: /s/ Craig S. Taylor
                                                      --------------------------
                                                      Craig S. Taylor
                                                      Partner

                                                  INTERWEST PARTNERS VIII, LP

                                                  By: InterWest Management
                                                      Partners VIII, LLC, its
                                                      general partner

                                                  By: /s/ Arnold Oronsky
                                                      --------------------------

                                                  INTERWEST INVESTORS VIII, LP

                                                  By: InterWest Management
                                                      Partners VIII, LLC, its
                                                      general partner

                                                  By: /s/ Arnold Oronsky
                                                      --------------------------


                       FIRST AMENDMENT TO THE MYOGEN, INC.
                THIRD AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

                                              INTERWEST INVESTORS Q VIII, LP

                                              By: InterWest Management
                                                  Partners VIII, LLC, its
                                                  general partner

                                              By:
                                                  ------------------------------


                                              PACIFIC RIM LIFE SCIENCE NO. 1
                                              INVESTMENT PARTNERSHIP

                                              By: Pacific Rim Life Science
                                                  No. 1/2 Investment
                                                  Partnership, its general
                                                  partner

                                              By: /s/ Masahiro Michishita
                                                  ------------------------------
                                                  Masahiro Michishita, M.D.,
                                                  Ph.D., Managing General
                                                  Partner


                                              PACIFIC RIM LIFE SCIENCE NO. 2
                                              INVESTMENT PARTNERSHIP

                                              By: Pacific Rim Life Science
                                                  No. 1/2 Investment
                                                  Partnership, its general
                                                  partner

                                              By: /s/ Masahiro Michishita
                                                  ------------------------------
                                                  Masahiro Michishita, M.D.,
                                                  Ph.D., Managing General
                                                  Partner


                                              HFM CHARITABLE REMAINDER TRUST

                                              By:
                                                  ------------------------------
                                                  Roy M. Jones, Authorized Agent


                       FIRST AMENDMENT TO THE MYOGEN, INC.
                THIRD AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

                                              MONTAGU NEWHALL GLOBAL PARTNERS LP

                                              By: /s/ C. Ashton Newhall
                                                  ------------------------------

                                              Name: C. Ashton Newhall
                                                    ----------------------------

                                              Title: General Partner
                                                     ---------------------------


                                              ----------------------------------
                                              David N. Low, Jr.


                                              /s/ Jim F. Zanze
                                              ----------------------------------
                                              Jim F. Zanze


                                              ----------------------------------
                                              Philippe McAuliffe


                                              ----------------------------------
                                              Mike Gaito

                                              CHINA DEVELOPMENT INDUSTRIAL
                                              BANK INC.


                                              By:
                                                  ------------------------------
                                              Name:
                                                    ----------------------------
                                              Title:
                                                     ---------------------------


                       FIRST AMENDMENT TO THE MYOGEN, INC.
                THIRD AMENDED AND RESTATED STOCKHOLDERS AGREEMENT